MML SERIES INVESTMENT FUND

MML Mid Cap Value Fund

Supplement dated May 1, 2018 to the

Prospectus dated May 1, 2018 and the

Summary Prospectus dated May 1, 2018

This supplement provides new and additional information beyond that contained in the Prospectus and Summary Prospectus. It should be retained and read in conjunction with the Prospectus and Summary Prospectus.

Up until May 25, 2018, the following information will replace similar information found in the first paragraph under Principal Investment Strategies (page 60 of the Prospectus) for the MML Mid Cap Value Fund:

The Fund invests primarily in equity securities of mid-capitalization companies that the Fund’s subadviser, American Century Investment Management, Inc. (“American Century”), believes offer prospects for long-term capital growth. Under normal circumstances, the Fund invests at least 80% of its net assets (plus the amount of any borrowings for investment purposes) in equity securities of medium-size companies. The subadviser currently considers medium-size companies to include those whose market capitalizations at the time of purchase are within the market capitalization range of companies included in the Russell 3000® Index, excluding the largest 100 such companies (as of February 28, 2018, between $4 million and $57.86 billion). The subadviser intends to manage the Fund so that its dollar-weighted average market capitalization falls within the market capitalization range of companies included in the Russell Midcap® Index (as of February 28, 2018, between $496 million and $57.13 billion). Equity securities may include common stock, preferred stock, securities convertible into common or preferred stock, stock futures contracts, and stock index futures contracts. The Fund may invest in real estate investment trusts (“REITs”). The Fund may use futures contracts as a substitute for direct investments in equity securities.

PLEASE RETAIN THIS SUPPLEMENT FOR FUTURE REFERENCE

L7352-18-01

MCV-18-01